LEASE



     This Lease is made as of this 8th day of August 1995 (the "Effective Date"), by and between Alta California Associates, an unincorporated association ("Landlord") and Optivision, Inc., a California corporation ("Tenant") by virtue of the following facts and circumstances:



                                    RECITALS

     A Landlord is the owner of a certain leasehold interest consisting of land, buildings and improvements located in Palo Alto, Santa Clara County, California, commonly designated as 3450 and 3460 Hillview Avenue (the "Property"). The Property includes 7.358 acres of land, two buildings - the 3450 Hillview Building (consisting of approximately 43,472 gross rentable square feet ("RSF") and herein referred to as the "Building") and the 3460 Hillview building (the "3460 Hillview Building") consisting of approximately 35,568 RSF. This property is more particularly described as:

          a portion of the land of The Leland J. Stanford Junior University located within the boundaries of the County of Santa Clam, California, being Lot 6 as said lot is shown on the Map of Tract No. 4781, Stanford Industrial Park, filed November 13, 1969, as Document No.
          3718383, in Book 261 at Page 40-41, Official Records, Santa Clara County.

     Landlord's leasehold interest was and is derived from that certain ground lease by and between the Board of Trustees of the Leland Stanford Junior University, as ground lessor, and Bayhill Associates, a California general partnership and predecessor-in-interest of Landlord as ground lessee, copy of which is attached hereto as Exhibit A. A memorandum of the aforesaid original
                              ---------
lease was dated as of March 15, 1979 and recorded as Documents No. 6327352 in Book #380 at Page 619, Official Records, Santa Clara County, California. Bayhill Associates assigned all of its interest in and to the leasehold to Landlord pursuant to the terms and conditions of a certain Amendment, Assignment, Assumption and Consent to Assignment of Lease Agreement dated as of November 25, 1981, recorded December 1, 1981, as Document NO. 7224755 at Book G473, Page 708, Official Records, Santa Clara County, California.

     B. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the entirety of the Building

     C. Tenant also desires to obtain and Landlord is willing to grant Tenant, an option and a right of first offer to lease space in the 3460 Hillview Building on the terms and conditions stated herein.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1.   LEASE:
          -----

          A.     Grant:  Landlord  hereby  leases  to  Tenant, and Tenant hereby
                 -----
leases from Landlord, (i) the Building, (ii) the nonexclusive right to use all other area of the Property outside of the Building and the 3460 Hillview Building (herein the "Common Area") as depicted on Exhibit B. including without
                                                    ------- --
limitation all of the parking areas of the Common Area, and (iii) the right to mark all parking spaces located in the parking area adjacent to the entry of the Building as "visitor". or "[Tenant's name] visitor" or "[Tenant's name]"; together with all easements and rights appurtenant to the foregoing (collectively the "Premises").

          B.     Early Entry:  Upon waiver of the conditions precedent contained
                 -----------
in paragraph 23 of this Lease, Landlord shall immediately demolish all of the interior of the Building (other than the space located on the first floor of the building and labeled as "Early Entry Space" on attached Exhibit B so that the
                                                           ---------
demolition is completed on or before [September 5, 1995], except for minor demolition work which will not cause traffic, dust, noise, or other disturbance which will materially interfere with the use of the Early Entry Space by Tenant. On September 5, 1995 Tenant shall have the right to take early occupancy of the Early Entry Space on the following terms and conditions:

               (i)     Rent:  The  Base  Rent  the  Early  Entry  Space shall be
                       ----
payable  on  a  full-service  basis,  at  the  rate  of  $13,000  per  month.

               (ii)     Commencement  Date:  Notwithstanding  the Tenant's entry
                        ------------------
into the Early Entry Space, the Commencement Date of this Lease shall not occur, and Tenant shall have no duty to pay Taxes, insurance premiums, nor Landlord's Maintenance Expenses until, the "Completion" (pursuant to the Improvement Agreement) of the Initial Improvements for all of that portion of the Premises other than the Early Space.

               (iii)     Rent  Reduction  During  Construction:  To  compensate
                         -------------------------------------
Tenant being deprived of the Early Entry Space after the. Commencement Date (during construction of the Initial Improvements therein), the Base Monthly Rent payable under this paragraph 3 shall be reduced in the amount of $13,000, or $420 per day (i.e., $13,000 / 31). The rent for any partial month between the Completion of the Initial Improvements to the Premises (other than the Early Entry Space) and the Completion of Initial Improvements for the Early Entry Space shall be prorated based on the actual number of days in the partial month.

               (iv)     Completion  of  Improvements  for the Early Entry Space:
                        -------------------------------------------------------
Within 10 days following the Commencement Date, Tenant shall surrender possession of the Early Entry Space to Landlord, who shall thereupon promptly commence and complete the Initial Improvements to be constructed therein pursuant to the Improvement Agreement so that the same are Completed on or before the thirty-first (31st) day following surrender of the Early Entry Space to Landlord. If the Initial Improvements for the Early Entry Space are not "Completed" by said date in accordance with the Improvement Agreement, then the Base Monthly Rent payable hereunder for the Premises pursuant to paragraph 3 shall be reduced at the rate of $420 per day for each day of delay in completion of the Initial Improvements for the Early Entry Space.

     2.   TERM  OF  LEASE:
          ---------------

          A.     Initial  Term:  The  term  of  this Lease ("Term") shall be for
                 -------------
seven (7) years, commencing on the later of November 1, 1995 or the "Completion" of the Landlord's Work (as defined in the Improvement Agreement) in all of the Premises, other than the Early Entry Space, (the "Commencement Date") and shall end on the day immediately preceding the seventh annual anniversary of the Commencement Date, unless the Term is extended in accordance with paragraph 2.B, below.

          B.     Options  to Renew:  Tenant shall have two successive options to
                 -----------------
extend the Lease Term, each for a period of five years. Tenant shall exercise an option in writing not later than nine months prior to the then existing date for the expiration of the Lease Term. The Base Monthly Rent for the extension period shall be determined in accordance with paragraph 3.B; provided, however, that if the Landlord and Tenant cannot agree upon the Base Monthly Rent for any extended Term within the time permitted for mutual agreement pursuant to paragraph 33, then Tenant may elect to either rescind its exercise of the renewal option or proceed with an appraisal of the "fair market rental value" of the Premises in accordance with paragraph 3.B.

     3.   RENT:
          ----

          A.     Base Rent:  "Base  Monthly Rent"  shall be payable by Tenant to
                 ---------
Landlord in advance on or about the first day of each month throughout the Lease Term as follows:

               (i)     First  Lease  Year:  The  Base Monthly Rent for the first
                       ------------------
lease year shall be equal to the following:

          First 60 days of Lease Term                  = $ 22,313.72 per month

         Remainder of first lease year                 = $ 69,120.48 per month
         (i.e., until the 1st anniversary of
         the Commencement Date)

               (ii)     Next  Six  Lease Years:  On the first anniversary of the
                        ----------------------
Lease Commencement Date and on each subsequent anniversary of the Lease Commencement Date, through the sixth anniversary of the Lease Term, the Base Monthly Rent shall be adjusted to one hundred four percent (104%) of the Base
Monthly Rent in effect immediately prior to the adjustment. (E.g., for the second lease year - $ 71,885.30 (104% of $69,120.48) and for the third lease year - $74,760.71 (104% of $ 71,885.30).

               (iii)     Additional  Base Monthly Rent:  In addition to the Base
                         -----------------------------
Monthly Rent, commencing on the sixty-first day following the Lease Commencement Date and on or about the first day of each succeeding month until the seventh
(7th) anniversary of the Commencement Date, Tenant shall also pay to Landlord as "Additional Base Rent" the sum of Three Thousand Six Hundred Eight and 18/100 Dollars ($3,608.18) per month. Additional Base Rent shall not be adjusted nor shall it be payable after the seventh (7th) annual anniversary of the Commencement Date. Base Monthly Rent and Additional Base Rent are collectively referred to herein as "Base Rent."

          B.     Base  Monthly Rent for Extension Period:  If  the Lease Term is
                 ---------------------------------------
extended beyond the seventh (7th) anniversary of the Commencement Date, then on each "Adjustment Date" and for the five lease year periods thereafter, the Base Monthly Rent payable for the Premises shall be adjusted to an amount equal to 100% of "fair market rental value" of the Premises as of the Adjustment Date in question. As used in this paragraph "Adjustment Date" shall mean the seventh
(7th) anniversary of the Commencement Date and every fifth subsequent anniversary date of the Commencement Date (i.e., the 12th, 17th, etc. anniversary dates of the Commencement Date). "Fair market rental value" shall be determined as of each such Adjustment Date in accordance with the following procedure:

               (i)     "Fair  market  rental  value"  shall be based on the fair
                        ---------------------------
market rental rate of premises in the vicinity of the Premises (including, without limitation, such periodic rental adjustments in amounts and at intervals as may be typical for such comparable leases). Such rent (and any appropriate periodic adjustments thereto) shall be made to reflect, if and as applicable, the following: (i) the fact that no commission and no tenant improvement allowance or refurbishing by Landlord will be paid or insured in connection with the extension, (ii) the fact that capital improvements may have been made at Landlord's expense, but may not have been fully amortized as a reimbursable "Landlord Maintenance Expense" and will not, after the recalculation of the Base Monthly Rent to fair market value rental, continue to be reimbursable by Tenant,
(iii) the fact that the rental rate initially established shall be subject to any rental rate adjustments in accordance with the foregoing, and (iv) the then existing condition of the Premises (or, if Tenant has not fulfilled its maintenance obligations under this Lease, the condition the Premises would be in had Tenant performed such obligations). "Fair market rental value" shall not include any rental value for any Alterations (as hereinafter defined) to the Premises at the expense of the Tenant.

               (ii)     Tenant's  Notice  of  Rental:  Concurrently  with  its
                        ----------------------------
exercise of extension option, Tenant shall deliver to Landlord written notice of Tenant's determination of the current fair market rental value of the Premises, (including any appropriate periodic rental rate adjustments) for the extended period ("Tenant's Rent Determination"). If Landlord disagrees with Tenant's Rent Determination, then Landlord shall notify Tenant on or before the fourteenth
(14th) day following delivery of Tenant's fair market rental value notice of Landlord's determination of the fair market rental value of the Premises (and any appropriate periodic rental rate adjustments) for the extended period (the "Landlord's Rent Determination"). If Landlord does not so notify Tenant, then Tenant's determination of the current fair market rental value for the Premises (and any rental rate adjustments for the extended period) shall be determinative and binding on Landlord and Tenant.

               (iii)     Dispute  Resolution:  If  Landlord  disagrees  with
                         -------------------
Tenant's Rent Determination of the current fair market rental value, then the parties shall meet and confer for an additional period of fourteen (14) days to reach agreement. If they are unable to reach agreement within the permitted time period, then Tenant may elect to rescind its renewal of the Lease by delivery of a written notice to Landlord within ten (10) days following conclusion of the 14-day negotiation period, in which case the Lease will terminate in accordance with its terms at the end of the existing Lease Term. If Tenant fails to exercise the election as herein provided by delivery of written notice in a timely fashion, then "fair market rental value" (and any appropriate adjustments thereof) shall be determined by an appraisal conducted by real estate appraiser(s), all of which shall be licensed real estate brokers in good standing with at least five (5) years experience appraising comparable space located in the vicinity of the Premises in accordance with the following procedures:

                    (a) Tenant may demand an appraisal by giving written notice to Landlord at anytime after the lapse of the negotiation period, which demand to be effective must state the name, address, and qualifications of an appraiser selected by Tenant. Within ten (10) days following the Tenant's appraisal demand, the Landlord shall either approve the appraiser selected by the Tenant or select a second properly qualified appraiser by giving written notice of name, address, and qualification of said appraiser to Tenant. If Landlord fails to select an appraiser within the ten (10) day period, the appraiser selected by Tenant shall be deemed selected by both parties and no other appraiser shall be selected.

                    (b) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the current fair market rental (and any associated adjustments) for the Premises within fifteen (15) days following selection, which appraisal shall be conclusively determinative and binding on the parties as the current fair market rental value for the Premises, unless the appraiser's determination is less than the Tenant's Rent Determination or greater than the Landlord's Rent Determination (in which case the average of the Landlord's or Tenant's Rent Determination, as the case may be, shall be conclusively binding on the parties).

                    (c) If each party selects an appraiser, each appraiser, within ten (10) days after being selected, shall make his determination of the current fair market rental for the Premises in simple letter form. If the two
(2) appraisers agree on the current fair market rental value (and any associated adjustments), they shall notify the parties in writing of such fact and the agreed value shall be determinative and binding upon the parties. If the two (2) appraisers are unable to agree on the current fair market rental value (or the adjustments thereto) within twenty (21) days following the appointment of the second appraiser, then on or before the fifth (5th) day following delivery of a written notice by either party to the appraisers demanding agreement or appointment of a third appraiser, the appraisers shall (i) notify the parties in writing of their best opinion as to the fair market rental value (and any associated periodic rental adjustments) for Premises during the extension period, and (ii) the name of a third appraiser. If the two appraisers fail to select a third qualified appraiser within such five (5) day period, then the third appraiser shall be appointed by the then presiding judge of Santa Clara County, upon application of either Landlord or Tenant. Within ten (10) days following appointment of the third appraiser, the third appraiser shall provide it opinion of the fair market rental value and any associated periodic adjustments. The "fair market rental value" of the Premises shall be equal to the average of the three appraisals; provided, that (i) if the third appraiser's opinion is more than the higher or less than the lower of the other two appraisals, then it shall be disregarded in calculating the average, and (ii) if three appraisals will be considered under the foregoing rule and the highest or lowest of the three appraisals differs from the middle appraisal by more than ten percent (10%) of the middle appraisal, then such materially higher or lower appraisal(s) shall be disregarded in calculating the average.

                    (d) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If more than one appraiser is selected, then each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of any third appraiser.

          C.     Additional  Rent:  Commencing  on  the  Commencement  Date  and
                 ----------------
continuing throughout the Lease Term, Tenant shall pay, as additional rent (the "Additional Rent"), (i) "Taxes" as required by paragraph 7, (ii) insurance premiums for Landlord's insurance as required by paragraph 8.B, (iii) "Landlord's Maintenance Expenses" as required by paragraph 12, and (ii) any other charges due Landlord pursuant to this Lease.

          D.     Payment of Rent:  All rent shall be paid in lawful money of the
                 ---------------
United States, to Landlord at its address for notices as set forth below or at such other place as Landlord may designate from time to time by written notice to Tenant. In the event the Commencement Date or Lease expiration date falls on a day other than the first day or the last day of a month, respectively, then Base Rent for such months shall be prorated based on the actual number of days of said month in the Lease Term.

          E.     Late Payment Charge:  If any Base Rent is not paid on or before
                 -------------------
the fifth (5th) day after the due date thereof or if any other sum due from Tenant is not paid within five (5) days after Landlord's written notice to Tenant that such amount has not been received when due, Tenant shall pay an additional sum equal to three percent (3%) of the amount overdue as a late charge and, in addition thereto shall pay to Landlord interest on the overdue amount from the date the payment was due until paid at the annual percentage rate of ten percent (10%) (the "Agreed Interest Rate"). The parties agree that the foregoing sums represent a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount.

     4.   SECURITY  DEPOSIT:
          -----------------

     Tenant shall pay to Landlord the aggregate sum of $145,196.48 in cash upon execution of this Lease as and for a security deposit to secure Tenant's performance of all terms and conditions of this Lease. Pending waiver by Landlord and Tenant of the condition precedent to their performance found in paragraph 23, below, said sum shall be held by Cornish & Carey Commercial Brokerage in an interest-bearing trust account established for such specific purposes. From and after the date on which Landlord and Tenant shall have waived the condition precedent to their obligations as set forth in paragraph 23, Landlord shall take and apply one-half of the aforesaid monies in payment of the first rent due under the terms of this Lease. The balance of the aforesaid monies shall consist of a security deposit securing performance of Tenant's obligations under this Lease. The amount held as a deposit shall not be construed as an advance payment of any rental due and Landlord may commingle the security deposit with other funds of Landlord. If Tenant fails to perform Tenant's obligations, Landlord may, but without any obligation to do so, apply all or any portion of the security deposit toward fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the security deposit, Tenant's failure to remit to Landlord a sufficient amount in cash to restore the security deposit to the original amount within 10 days after receipt of Landlord's written demand to do so shall constitute a default under this Lease. Within twenty (20) days following the termination of this Lease, Landlord shall return the security deposit (or so much as has not been applied to cure Tenant's default in accordance with this paragraph) to Tenant without payment of interest until said twentieth (20th) day and with interest on the unpaid amount thereafter until paid at the Agreed Rate. If Landlord sells or otherwise transfers Landlord's rights or interests under this Lease, Landlord shall deliver the security deposit to the transferee, whereupon, Landlord shall be released from any further liability to Tenant with respect to the security deposit.

     5.   USE:
          ---

     Tenant may use the Premises only for technological research and development and associated. administrative uses and prototype manufacturing, and for any other use permitted by the laws, rules, regulations, building codes, statutes, and orders of any local, state or federal governmental authority having jurisdiction over the Premises ("Laws") and the Ground Lease.

     6.   UTILITIES:
          ---------

     Tenant shall pay before delinquency all charges or assessments for telephone, water, sewer, gas, heat, electricity, garbage disposal, trash disposal and all other utilities and services of any kind that may be used on the Premises throughout the Lease Term.

     7.   TAXES:
          -----

     Subject to the other provisions of this paragraph, commencing on the Commencement Date, Tenant shall pay one hundred percent (100%) of all ad valorem real property taxes and assessments ("Taxes") levied against the Building and Tenant's Pro Rata Share of the Taxes levied against the Common Area. Landlord and Tenant shall pro rate all Taxes the first and last years of the Lease Term. The actual amount of Taxes payable by Tenant shall be equitably determined by Landlord in accordance with a mathematical formula which shall take into account the proportionate share which the RSF of the Building leased by Tenant bears to the total amount of RSF within the Building and in the 3460 Hillview Building upon which, in turn, the Taxes are based. Tenant shall pay 1/12th of its share of Taxes for each year on a monthly basis (with an appropriate year-end reconciliation) in accordance with the procedure described in paragraph 12.A, below. Notwithstanding the foregoing, Tenant's responsibility to reimburse Landlord for Taxes as hereinabove described shall be limited as follows:

          (1) If and to the extent the Tax is increased due solely to the sale or conveyance by Landlord or any other "change or ownership" of the Property, or any portion thereof or interest therein (collectively a "Change of Ownership"), Tenant's obligation to reimburse Landlord for Taxes for the thirty-six months immediately succeeding the Change of Ownership shall not exceed (i) the Taxes that would have been payable by Tenant for such period had the Change of Ownership not occurred, plus (ii) the following:

          For the 12-month period immediately succeeding the Change of Ownership, twenty-five percent (25%) of the Taxes which are payable only as a consequence of the Change of Ownership Taxes for the first 12 months succeeding the Change of Ownership;

          For the 13th through months succeeding the Change of Ownership, fifty percent (50%) of the Taxes, which are payable for 13th through 24th months succeeding the Change of Ownership only as a consequence of the Change of Ownership;

          For the 25th through 36th months succeeding the Change of Ownership, seventy-five percent (75%) of the Taxes, which are payable for the 25th through 36th months succeeding the Ownership only as a consequence of the Change of Ownership.

          (2) If any assessment is levied against the Property, Landlord may elect to either pay the assessment in fall or allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of Taxes is made, a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

          (3) No Tax reasonably attributable to the 3460 Hillview Building shall be included in Taxes (unless or until Tenant leases said building).

          (4) "Taxes" shall not include any transfer, inheritance, franchise or net income tax.

          (5) In the event that Tenant shall desire in good faith to contest or otherwise review by appropriate legal or administrative proceeding any Tax, Tenant may withhold payment of the Tax being contested if nonpayment is permitted during the pendency of such proceedings without the foreclosure of any or the imposition of any fine or penalty. At the request of Tenant, Landlord shall cooperate with Tenant in any contest or other proceedings which Tenant may desire to bring pursuant to this paragraph. Within ten (10) days after the final determination of the amount due from Tenant with respect to the Tax contested, Tenant shall pay the amount so determined to be due, together with all costs, expenses and interest, whether or not this Lease shall have then expired or terminated.

     Landlord shall be solely responsible for payment of the balance of any Tax allocable to the Property.

     8.   INSURANCE:
          ---------

          A.     Liability  Insurance:  Tenant  agrees  at  all times during the
                 --------------------
Lease Term (including any extension of the Term hereof) to maintain in force and effect at its sole cost and expense comprehensive public liability insurance, from a responsible insurance company authorized to do business in California with a combined single limit of not less than $2,000,000 for injury or death to any person or damage to property and $3,000,000 excess umbrella coverage for injury or death or property damage for any claims, demands or causes of action of any person arising out of accidents occurring on the Premises during the Lease Term or arising out of Tenant's use of the Premises. Landlord shall be named as an additional insured on said policy.

          B.     Building  Casualty  Insurance:  At  all  times  Landlord  shall
                 -----------------------------
maintain full replacement cost, fire and property damage insurance in extended coverage, "all risk" form (including coverage for malicious mischief, flood, inflation, sprinkler leakage and boiler and machinery coverage endorsements (if applicable), and earthquake coverage), against loss from physical damage to the Premises, including the Building, the Landlord's Work (but excluding any Initial Improvements which are Tenant's Property) and the Common Area. The insurance policy or policies shall name Landlord and Tenant as named insureds and shall include a lender loss payable endorsement in favor of Landlord's lender, provided, however, Landlord's lender shall agree that so long as this Lease is not terminated as a consequence of a casualty, the proceeds of the insurance shall be used to restore the Building as may be required by paragraph 14, below.

     Landlord shall also maintain policies of insurance against rental abatement covering all Base Rent and Additional Rent payable with respect to the Building in the case of a casualty to be insured against under this paragraph for a 12-month period.

     Tenant  shall  pay  its  share  of  the  annual  premiums for the foregoing
Landlord's insurance on a monthly basis (with an appropriate year-end reconciliation) in accordance with the procedure described in paragraph 12.A, below; provided, however that Tenant shall not be required to reimburse Landlord for any premium for insurance (i) allocable to insurance carried by Landlord prior to the Commencement Date of this Lease, or (ii) for any earthquake premium which is not commercially reasonable given the amount of coverage obtained. The deductible for Landlord's insurance shall be determined by Landlord, shall be commercially reasonable taking into account both the size of the deductible and the resulting premium for the policy, and shall be subject to the approval of the Tenant, which approval shall not be unreasonably withheld.

          C.     Tenant's  Other  Insurance:  Tenant shall separately insure its
                 --------------------------
Alterations and other Tenant's Property located on or in the Building in an amount equal to at least 90% of the full amount of the replacement cost of the same, which may from time to time increase as a result of inflation or otherwise. Tenant shall additionally maintain workers' compensation insurance at statutory limits.

          D.     Release and Waiver of Subrogation:  Notwithstanding anything to
                 ---------------------------------
the contrary in the Lease, parties hereto release each other, and their respective employees, agents, contractors, officers, shareholders, directors, successors, (sub)tenants and assigns (herein collectively "Agents"), from any liability for injury to any person or damage to property that arises out of or incident to any peril actually covered by insurance carried by the parties or out a peril of the type to be covered by the insurance required to be carried by either the Landlord or the Tenant under the terms of this Lease, whether due to the negligence of Landlord or Tenant or their respective Agents, or any other cause. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its Agents in connection with any injury or damage covered by such policy.

     9.   COMMON  AREA:
          ------------

     Landlord shall repair, maintain and operate the Common Area, provided, that in exercising any such rights regarding the Common Area, Landlord shall take all reasonable steps to minimize any disruption to Tenant's business. Tenant's obligation to reimburse Landlord for the cost incurred by the Landlord to so repair, maintain and operate the Common Area is set forth in paragraph 12, below.

     10.  CONDITION  OF  PREMISES  AT  LEASE  COMMENCEMENT:
          ------------------------------------------------

     Tenant shall have the right to conduct a complete inspection of the Premises until August 31, 1995. Landlord represents to Tenant that the Building and Property are in good order, repair and condition, comply with the Americans With Disabilities Act (ADA) and are seismically sound, save and except only the work to be completed by Landlord prior to the Commencement Date in accordance with the following:

          A.     HVAC:  The  existing  HVAC  system  for  the  Building has been
                 ----
inspected and is presently in good operating condition. A correct and complete copy of the inspection has been delivered to Tenant prior to the execution of this Lease. Nonetheless, the units themselves are not new and replacement of the existing HVAC units may be necessary during the Lease Term. If and to the extent that it is determined by at least two independent licensed HVAC contractors that one or more HVAC units presently in place require replacement or will require replacement within six months after the Commencement Date of this Lease, then Landlord, at its cost and expense, shall promptly replace said unit(s). Should the replacement be required after the 6th month of the Lease Term, then throughout the remainder of the then existing Lease Term, commencing on the first day of the month immediately succeeding the completion of the replacement, Tenant shall reimburse Landlord for its share of the cost of the replacement as a "Landlord's Maintenance Expense" in an amount equal to the monthly amortized amount of the replacement unit, based on its useful life. Tenant's duty to reimburse Landlord for such amortized cost shall cease on the earlier of the expiration of the Lease or the date Base Monthly Rent is reset to the fair market rental value of the Premises. The monthly amortized amount payable by Tenant shall be pro rated for any partial month, based on the actual number of days in the month within the Lease Term.

          B.     Parking  Area Resealing and Restripping:  As part of Landlord's
                 ---------------------------------------
Work under the Improvement Agreement and at its sole cost and without reimbursement by Tenant or reduction in the Allowance for Initial Improvements, Landlord, at Landlord's sole cost and without reimbursement from Tenant, shall reseal and restripe all of the parking areas in the Common Area. Such work shall be performed by Landlord prior to the Commencement Date of this Lease.

          C.     Americans  With  Disabilities  Act:  As part of Landlord's Work
                 ----------------------------------
under the Improvement Agreement, at its sole cost and without reimbursement by Tenant or reduction in the Allowance for Initial Improvements, prior to the Commencement Date of the Lease, Landlord shall make all improvements to the Common Area and the exterior of the Building which are required by the Americans for Disabilities Act (ADA), including without limitation those improvements described on attached Exhibit C, in accordance with plans approved by Tenant,
                         ---------
which  approval  shall  not  be  unreasonably  withheld  on  delayed.

          D.     Refurbishment:  As  part  of  "Landlord's  Work"  under  the
                 -------------
Improvement Agreement, at its sole cost and without reimbursement by Tenant or reduction in the Allowance for Initial Improvements, Landlord shall also repair and replace (to good condition) those items described on attached Exhibit D, in
                                                                   ---------
accordance with plans approved by Tenant, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the parties agree that the following shall apply to the Construction Cost (as defined in the Improvement Agreement) which Landlord incurs to replace the bathrooms:

               (i) If the Construction Cost for the Initial Improvements to the entire Premises is less than the Allowance, then the Landlord may apply the unused portion of the Allowance to the Construction Cost for the bathroom reconstruction.

               (ii) If the unused portion of the Allowance does not repay all of the Construction Cost incurred by Landlord for the bathroom reconstruction, then Tenant shall pay the first $13,000 of such Construction Cost and the Landlord shall pay the remainder, if any.

               (iii) If the unused portion of the Allowance plus the Tenant's contribution pursuant to subpart (ii) above does not repay all of the Construction Cost incurred by Landlord for the bathroom reconstruction, then on the Commencement Date of the Lease, Tenant shall advance to Landlord 50% of such shortfall. The amount so advanced by Tenant shall be reimbursed by Landlord to Tenant, without interest, in twelve equal monthly installments payable to Tenant commencing on the first day of the third full month of the Lease Term and continuing on the first day of the eleven calendar months thereafter. To facilitate the payments between the parties, the amount of such reimbursement by Tenant may be offset against the Base Rent payable by Tenant under this Lease.

     11.  REPAIRS  AND  MAINTENANCE:
          -------------------------

          A.     By  Landlord:  Subject  to  Tenant's  reimbursement obligations
                 ------------
under paragraph 12 and Tenant's obligations under paragraph 10, at all times during the Lease Term, Landlord shall maintain and repair the exterior glass and walls, the foundation, bearing walls, elevators and elevator shafts, stairs and stairwells, and the roof of the Building, the plumbing, heating, fire safety, water, sewer, and electrical systems serving or located within the Building, and the Common Area (including, without limitation, the landscaping in and around Building and the-3460 Hillview Building and, the parking areas of the Common
Area) all in a condition and repair consistent with the normal level of maintenance of the other buildings in the Stanford Industrial Park. The roof membrane shall at all time be watertight. Landlord shall execute and maintain in force a service contract with a roof inspection and an authorized HVAC service company mutually acceptable to Tenant and Landlord. Except as provided in the last sentence of paragraph 11.B, Landlord shall promptly comply with any present or future law requiring improvement or repair to the Premises. Tenant shall provide Landlord with written notice of the need for repairs or maintenance that is the obligation of Landlord hereunder, within a reasonable time of Tenant becoming aware of the need for repairs. Except as expressly provided herein to the contrary, there shall be no abatement of rent, except to the extent Tenant cannot reasonably use the Premises for its intended purpose, as a result of such repairs or maintenance or as a result of the Landlord's failure to make such repairs.

          B.     By  Tenant:  Except  as  otherwise  provided in the improvement
                 ----------
Agreement and in paragraphs 10, 11.A, 14, 15, and 18 hereof to the contrary, Tenant, its sole expense, shall maintain the Building in the condition existing on the Commencement Date (or on the date the Early Entry Work is Completed in the case of the Early Entry Space), excepting only ordinary wear and tear, acts of God, condemnation, and Hazardous Materials not released, disposed of, or emitted on or about the Premises by Tenant or its Agents. At Tenant's sole cost, Tenant shall also promptly and properly observe and comply with all Laws requiring modifications or repairs to the Premises, if such modifications and repairs are required as a consequence of the specific nature of the use of the Premises by Tenant and are not generally required for comparable buildings in the vicinity.

          C.     Reserve:  Landlord  shall  establish  a reserve for the repairs
                 -------
and replacements (both routine and extraordinary) to the roof membrane of the Building, the parking areas and paving in the Common Area and for compliance with any Laws applicable to the Buildings in the amount of Five

Hundred dollars ($500) per month. Tenant shall pay said reserve amount to Landlord, together with the Base Rent or the first day of each calendar month.

     12.  REIMBURSEMENT  OF  LANDLORD'S  EXPENSES:
          --------------------------------------

     As additional rent, Tenant shall reimburse Landlord for Tenant's Share of the costs and expenses reasonably incurred by Landlord after the Commencement Date to discharge its repair and obligations under this Lease with respect to the Common Area (see paragraph 9) and with respect to the Building (see paragraph 11) (collectively referred to herein as "Landlord's Maintenance Expenses"). Tenant shall pay such share of Landlord's Maintenance Expenses, as well as, Tenant's share of Taxes and insurance premiums, as follows:

          A. As additional rent, Tenant shall pay the estimated amount of Taxes reimbursable to Landlord pursuant to paragraph 7, the insurance premiums reimbursable to Landlord pursuant to paragraph 8, and Tenant's Proportionate Share of Landlord's Maintenance Expenses in monthly installments as estimated by Landlord. Prior to the Commencement Date and on or before January 31 of each calendar year Landlord shall deliver to Tenant Landlord's reasonable estimate of the amount of such reimbursable expenses that it anticipates will be paid or incurred for each calendar year of the Lease Term, During such calendar year, Tenant shall pay such estimates in monthly installments concurrently with payment of the installments of Base Rent. At the end of each calendar year, the estimated amount shall be reconciled with the actual amount required to be paid by Tenant. On or before January 31 of each year, Landlord shall provide Tenant with a statement of the actual amount of such reimbursable expenses for the preceding calendar year and Tenant's share of such expenses. Within 30 days following the date such statement is delivered to Tenant, Landlord shall refund to Tenant all excess payments or Tenant shall pay to Landlord the entire deficiency.

          B. In the case of Landlord's Maintenance Expenses, at its election Landlord may also demand that Tenant pay, as additional rent, Tenant's Proportionate Share of any actual Landlord's Maintenance Expense not theretofore billed to Tenant nor included in the estimated amount of Landlord's Maintenance Expenses for the calendar year in question. Such payments will be made by Tenant thirty (30) days after receipt by Tenant of a written bill therefor from Landlord, provided, however, that all such billings shall be made not more frequently than once per month.

As used in this paragraph "Tenant's Share" of Landlord's Maintenance Expenses is
(i) 100% of the Landlord's Maintenance Expenses incurred solely with respect to the Building, and (ii) 55% of the Landlord's Maintenance Expenses for the Common Area (unless the RSF of the Building or of the 3460 Hillview Building is reduced, in which case the Tenant's Proportionate Share of Common Operating Expenses shall be recalculated to equal the percentage derived by dividing the RSF of the Building and the RSF of both the Building and the 3460 Hillview Building).

     Notwithstanding anything to the contrary in this Lease, in no event shall "Landlord's Maintenance Expenses" include, nor shall Tenant have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, claims, losses, fees, charges, costs and expenses (collectively, "Costs"), nor shall any portion of the Allowance be used for any of the following Costs:

          (1)     Certain  Maintenance  Costs:  Costs  to  repair,  replace  or
                  ---------------------------
improve the roof covering, the parking areas of the Property, and/or the Building structure, including the foundation, exterior walls, bearing walls, and roof structure and, except to the extent expressly made the obligation of Tenant under the last sentence of paragraph 11.B, Costs incurred to make any repair, replacement or improvement required to comply with any Law respecting the condition of the Premises.

          (2)     Base  Building  Deficiency:  Costs  incurred  to discharge the
                  --------------------------
Landlord's obligations to repair and refurbish the Building pursuant to paragraph 10, to correct any construction defect in the Building or the Common Area, or to correct any failure of the Building or the Common Area to comply with applicable Law, land use restrictions or underwriters' requirement as of Effective Date of this Lease.

          (3)     Caused  by  Others:  Costs  occasioned by the act, omission or
                  ------------------
violation of Law by Landlord, any occupant of the 3460 Hillview Building, or their respective Agents.

          (4)     Casualties  and Condemnations:  Costs occasioned by fire, acts
                  -----------------------------
of  God,  or other casualties or by the exercise of the power of eminent domain.

          (5)     Capital  Improvements:  Subject to paragraph 10.A, Costs which
                  ---------------------
are properly capitalized under generally accepted accounting principles, except to the extent that (i) Landlord's Maintenance Expenses otherwise payable by Tenant under the Lease are reduced and (ii) Tenant's share of such Landlord's Maintenance Expense is based upon an equitable amortization of the cost of such item over its useful life. Costs for amortization of a capital improvement or repair performed prior to the resetting of Monthly Base Rent to "fair market value" after the Base Monthly Rent is so reset.

          (6)     Reimbursable  Expenses:  Costs  for which Landlord has a right
                  ----------------------
of  reimbursement  from  others.

          (7)     Depreciation  &  Reserves:  Depreciation and amortization and,
                  -------------------------
except  to  the  extent  provided  in  paragraph  11  .C, any reserve for Costs.

          (8)     Landlord's  Financing:  Interest, charges and fees incurred on
                  ---------------------
debt to finance the Landlord's Maintenance Expense or Landlord's Work, including without limitation, payments on obligations secured by mortgages and deeds of trust and rent and other payments under ground leases.

          (9)     Hazardous  Materials:  Except  to  the  extent  caused  by the
                  --------------------
release, emission, or disposal of the Hazardous Material in question by Tenant or its Agents on or about the Premises, Costs to investigate the presence of any Hazardous Material (defined below), to respond to any claim of Hazardous Material contamination or damage, to remove any Hazardous Material from the Property.

          (10)     Management:  Wages,  salaries, compensation, and labor burden
                   ----------
for any employee of Landlord or its Agents not stationed on the Property on a full-time basis or any fee, profit or compensation retained by Landlord or its Agents for management and administration of the Property in excess of the management fee which would be charged by a professional management service for operation of comparable projects in the vicinity; provided however, that the parties agree that Landlord shall use its best efforts to obtain a reputable management company to manage the Property at a fee not exceeding 3% of the Base Monthly Rent.

          (11)     Duplication:  Costs  for  which  Tenant  reimburses  Landlord
                   -----------
directly  or  which  Tenant  pays  directly  to  a  third  person.

     13.  ALTERATIONS:
          -----------

     Tenant shall have the right to make improvements, additions, alterations and modifications to the Premises ("Alteration") from and after the Commencement Date of this Lease with the consent of Landlord, which consent shall not be unreasonably withheld and shall be deemed given if not reasonably withheld by Landlord in a writing delivered to Tenant within fifteen (15) days after delivery to Landlord of Tenant's request for Landlord's consent; provided however, that Tenant shall not be required to obtain Landlord's consent to any Alteration does not affect structure of the Building and costs Five Thousand Dollars ($5,000) or less. All Alterations shall be constructed in accordance with applicable Laws and at Tenant's own expense. Subject to paragraph 8.D, Tenant will indemnify and defend Landlord from all liens, claims or damages caused by Tenant's construction of Alterations to the Premises. All Alterations shall remain the property of Tenant during the Lease Term and may be removed from the Premises at any time. Landlord shall have no lien or other interest whatsoever in any such Alteration or on any equipment, trade fixtures or personal property installed in the Premises by Tenant at its cost (collectively "Tenant's Property"); and within ten (10) days following receipt of a written request, Landlord shall execute documents in reasonable form to evidence such waiver by Landlord of any right, title, fine, or interest in the Tenant's
Property located in the Premises. Tenant shall restore all damage to the Premises caused by any removal of Tenant's Property. Within ten (10) days following a request by Tenant, Landlord shall inform Tenant whether it reserves the right to any Alteration installed by Tenant removed from the Premises by Tenant upon termination of the Lease.

     14.  DAMAGE  &  DESTRUCTION:
          ----------------------

          A.     Landlord's  Duty  to Restore:  If the Premises, the Building or
                 ----------------------------
the Common Area is damaged by any peril, Landlord shall restore the same to substantially the same condition existing immediately prior to such damage, unless the Lease is terminated by Landlord or Tenant pursuant to this paragraph
14. If the Lease is not terminated, all insurance proceeds available from the fire and property damage insurance to be carried by Landlord pursuant to paragraph 8 shall be paid to an independent depository and disbursed as the restoration work progresses in accordance with the customary procedures for disbursement of construction loan proceeds. If this Lease is terminated by Landlord or Tenant pursuant to this paragraph 14, then all insurance proceeds available from insurance carried by Landlord shall be paid to Landlord.

          B.     Landlord's  Right to Terminate:  Landlord shall have the option
                 ------------------------------
to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

               (i) The Building is damaged by any peril both (i) not required to be covered by the type of insurance Landlord is required to carry pursuant to paragraph 8, and (ii) not actually covered by valid and collectible insurance carried by Landlord and in force at the time of such damage or destruction, to such an extent that the estimated cost to restore the Building exceeds ten percent (10%) of the then actual replacement cost thereof; or

               (ii) The Premises are damaged by any peril during the last twelve (12) months of the Lease Term and the restoration of the Premises cannot be substantially completed within sixty (60) days after the date of such damage; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, exercises any option Tenant may then have to extend the term of this Lease and Tenant exercises such option to so further extend the Lease Term within thirty (30) days following the delivery to Tenant of Landlord's written termination notice.

     C.     Tenants  Right  to Abatement and Termination:  If all or any portion
            --------------------------------------------
of the Premises, the Building, or the Common Area should become unsuitable for Tenant's intended use (a) as a consequence of fire, casualty, or any other peril, (b) for a period exceeding seven (7) days in any thirty-day period, as a consequence of cessation of the availability of utilities, or (c) as a consequence of the presence of any Hazardous Material not released, emitted or disposed of on or about the Premises by Tenant or its Agents, then Tenant shall be entitled to an equitable abatement of all Base Rent and any Additional Rent payable hereunder to the extent of the interference with Tenant's use of the Premises occasioned thereby and, if such interference cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Tenant's intended use within one hundred eight (180) days following the occurrence of such event, then Tenant also shall be entitled to terminate this Lease by delivery of written notice of termination to Landlord.

     15.     CONDEMNATION:
             ------------

          A.     Taking  of Premises:  If all or any part of the Premises or the
                 -------------------
Common Area is taken by means of (i) any taking by the exercise of the power of eminent domain, whether by legal proceedings or otherwise, (ii) a voluntary sale or transfer by Landlord to any condemnor under threat of condemnation or while legal proceedings for condemnation are pending, or (iii) any taking by inverse condemnation (a "Condemnation"), and the Premises and the Common Area cannot be reconstructed within a reasonable period of time and thereby made reasonably suitable for Tenant's continued occupancy for Tenant's intended use, then Tenant shall have the option of terminating this Lease. Any such option to terminate by Tenant must be exercised within a reasonable period of time, and will be effective as of the date that possession of the Premises is taken by the condemnor.

          B.     Restoration  Following the Taking:  If any part of the Premises
                 ---------------------------------
or the Common Area is taken by Condemnation and this Lease is not terminated, then Landlord shall make all repairs and alterations that are reasonably necessary to make that which is not taken a complete architectural unit reasonably suitable for Tenant's occupancy for Tenant's intended use; provided, that Landlord shall not be required to expend more for such restoration than the amount of the condemnation award received by Landlord with respect to the Condemnation.

          C. Abatement of Rent: Except in the case of a temporary taking, if any portion of the Premises is taken by Condemnation and this Lease is not terminated, then as of the date possession is taken, the Base Rent and Additional Rent shall be equitably reduced in proportion to the reduction in the fair market rental value of the Premises as a consequence of the Condemnation.

          D.     Division  of  Condemnation  Award:  Tenant shall be entitled to
                 ---------------------------------
receive a separate award for the Condemnation of Tenant's Property and Tenant's moving costs, severance damages, and lost goodwill. All other proceeds of the Condemnation award shall be the sole property of Landlord.

     16.  SIGNAGE:
          -------

     Tenant shall have the right to install its signage on any monument signs in the Common Area in the manner and at the location on the sign selected by Tenant, and to erect all other signs permitted by applicable Laws and the Ground Lease.

     17.  ASSIGNMENT  AND  SUBLETTING:
          ---------------------------

          A.     Requirement  for Landlord's Consent:  Tenant shall not sublease
                 -----------------------------------
the Premises or any portion thereof without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Landlord's consent is not reasonably withheld by delivery of a written notice to Tenant of Landlord's disapproval and the reasons therefore within ten (10) days following delivery of a request for consent to Landlord, then Landlord's consent shall be deemed given. Consent by Landlord to one or more assignments or encumbrances of this Lease or to one or more sublettings of the Premises be shall not deemed to be a consent to any subsequent assignment, encumbrance, or subletting.

          B.     Permitted Transfers:  Notwithstanding the foregoing, Tenant may
                 -------------------
assign this Lease or sublet all or a portion of the Premises without Landlord's to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action provided the net worth of the successor Tenant shall not be less than the net worth of the Tenant immediately prior to the transaction; or (iii) a purchaser of substantially all of Tenant's assets located in the Premises, provided the net worth of the purchasing Tenant shall not be less than the net worth of the selling Tenant immediately prior to the sale. For the purpose of this Lease, sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

          C.     Sharing  of Subletting Profit:  Fifty percent (50%) of any "net
                 -----------------------------
subletting proceeds" actually received by Tenant under any sublease or assignment (other than a sublease or assignment qualifying under subparagraph B, above) shall be paid by Tenant to Landlord. Tenant's obligation to pay such consideration shall constitute an obligation for additional rent hereunder. As used in this subparagraph "net subletting proceeds" means the rental actually received by Tenant in excess of (a) the rent payable hereunder, plus (b) the unamortized cost of any Initial Tenant Improvements denominated as "Tenant's Property" pursuant to the Improvement Agreement, plus (c) the unamortized cost of any Alterations installed at Tenant's expense, plus (d) subletting and assignment costs incurred by Tenant in connection with the assignment or sublease (including, without limitation, attorneys' fees, brokerage commissions, and remodeling costs), plus
(e) any vacancy costs incurred by Tenant; and plus (f) any other costs incurred by Tenant to perform its obligations under the assignment or sublease.

     18.  HAZARDOUS  SUBSTANCES:
          ---------------------

          A.     Definitions:  As  used  in  this  paragraph the following terms
                 -----------
shall  have  the  following  meanings:

               (i) "Hazardous Materials" means all of those materials identified as such by and under State and Federal statutes, laws, ordinances, rules, regulations or orders as hazardous, toxic, extremely hazardous, acutely, hazardous or otherwise harmful to human health or the environment, including, without limitation petroleum, asbestos, radon, and radioactive materials.

               (ii) "Environmental Laws" shall mean all local, state, or federal laws, statutes, ordinances, rules, regulations, judgments, injunctions, stipulations, decrees, orders, permits, approvals, treaties, or protocols now or hereafter enacted, issued or promulgated by any governmental authority which relate to any Hazardous Material or to the use, handling, transportation, production, disposal, discharge, release, emission, sale, or storage of, or the exposure of any person to, a Hazardous Material.

          B.     Tenant's Hazardous Materials Activities:  Tenant shall strictly
                 ---------------------------------------
comply with all Environmental Laws governing Tenant's use, generation, storage, transfer or disposal of Hazardous Materials on or about the Premises. Within the time permitted by applicable Environmental Law, Tenant, at its sole cost, shall perform or cause to be performed, any investigation, remediation, removal action, and detoxification of the Premises required by Environmental Law as a consequence of any release of a Hazardous Material by Tenant or its Agents into the soil, groundwater, surface water or building materials of the Premises in violation of any Environmental Law ("Tenant's Contamination").

          C.     Hazardous  Material  Indemnity  by  Tenant:  Subject  to
                 ------------------------------------------
subparagraphs 18.D through F, below, Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, protect, and hold harmless Landlord and its heirs, executors, successors and assigns (collectively the "Landlord Indemnitees") from and against all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature ("claims"), to the extent caused by (i) Tenant's Contamination, or (ii) the violation of any Environmental Law applicable to the storage, use, disposal or release of a Hazardous Material by Tenant or its Agents.

          D.     Landlord's  Representations:  Landlord  represents and warrants
                 ---------------------------
that  to  its  knowledge:

               (i) No Hazardous Materials have been used, generated, stored, transferred or disposed of on the Property during its ownership and no previous owner or occupant has used, generated, stored, transferred or disposed of any Hazardous Materials on the Property;

               (ii) No Hazardous Material is present in the soil, groundwater, ambient air or building materials of the Premises; and

               (iii) Landlord does not have any environmental reports, investigations and assessment of the Property in its possession or control.

          E.     Landlord  Covenant  to  Comply with Environmental Laws:  Within
                 ------------------------------------------------------
the time permitted by applicable Environmental Law, Landlord, at its sole cost, shall perform or cause to be performed, any investigation, remediation, removal action, detoxification of the Premises or Project required by consequence of any Hazardous Material present at any time on or about the soil, air, groundwater, surface water or building materials of the Premises or the Property (other than Tenant's Contamination).

          F.     Landlord's  Indemnity:  Landlord  shall  indemnify, defend with
                 ---------------------
counsel reasonably acceptable to Tenant, protect, and hold harmless Tenant, its employees, stockholders, officers, directors, successors, subtenants, and assigns (collectively the "Tenant Indemnitees") from and against all Claims to the extent arising out of (i) any Hazardous Material present in the soil, air, groundwater, surface water or building materials of the Property or the Premises (other than Tenant's Contamination), or (ii) the violation of any Law applicable to the storage, use, disposal or release of a Hazardous Material by Landlord or its Agents.

          G.     Waivers:  Notwithstanding  anything  to  the  contrary  in this
                 -------
Lease; to the extent arising out of Tenant's Contamination, (i) Landlord shall have no liability or responsibility in any way for, (ii) Landlord shall not be required to reimburse Tenant with respect to, and (iii) Tenant (for itself and its successors and assigns) hereby waives and releases all Claims (including without limitation, Claims arising under CERCLA, RCRA, the California Hazardous Material Substance Account Act, and the California Hazardous Waste Control Law) against Landlord and the other Landlord Indemnitees with respect to, Tenant's Contamination. Notwithstanding anything to the contrary in this Lease Tenant shall have no liability or responsibility in any way for, Tenant shall not be required to reimburse Landlord with respect to, and Landlord (for itself and its successors and assigns) hereby waives and releases all Claims (including without limitation, Claims arising under CERCLA, RCRA, the California Hazardous Material Substance Account Act, and the California Hazardous Waste Control Law) against Tenant and the other Tenant Indemnitees, to the extent arising out of, the presence of any Hazardous Material (other than Tenant's Contamination) present in the soil, groundwater, surface water, air or building materials of the Project or the Premises. Landlord, for itself and its successors and assigns, and Tenant, for itself and its successors and assigns, also waive the benefits of all Laws which provide that a waiver of unknown claims is unenforceable or which would otherwise limit the obligations, waivers or releases of the Landlord or Tenant as set forth in this paragraph, including without limitation California Civil Code Section 1542.

          H.     Exclusive  Paragraph:  The  parties  agree  that  their  entire
                 --------------------
agreement with respect to their respective rights and remedies each against the other under this Lease are set forth exclusively in this paragraph and no other provision of this Lease shall apply to Hazardous Materials, except to the extent that the words "Hazardous Materials" are expressly used in said paragraph.

     19.  INDEMNITY:
          ---------

          A.     By  Tenant:  Except to the extent arising out of the negligence
                 ----------
or willful misconduct of Landlord or its Agents, Landlord's breach of its obligations or representations under this Lease, or a violation by Landlord of any Law, Tenant shall indemnify, defend, protect and hold harmless Landlord from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants' fees, costs and expenses ("Damages") to the extent arising from (a) the negligence or willful misconduct of Tenant or its Agents, (b) Tenant's breach of its obligations or representations under this Lease, or (c) the violation by Tenant of any Law relating to the Premises or Tenant's use thereof.

          B.     By  Landlord:  Except  to  the  extent  arising  out  of  the
                 ------------
negligence or willful misconduct of Tenant or its Agents, Tenant's breach of its obligations or representations under this Lease, or a violation by Tenant of any Law, Landlord shall indemnify, defend, protect and hold harmless Tenant from all Damages to the extent arising from (a) the negligence or willful misconduct of Landlord or its Agents, (b) Landlord's breach of its obligations or representations under this Lease, or (c) the violation by Landlord of any Law relating to the Premises or this Lease.

     20.  DEFAULT  AND  REMEDIES:
          ----------------------

          A.     Events  of  Tenant's  Default:  An "Event of Default" by Tenant
                 -----------------------------
shall  occur,  if

               (i) Tenant fails to pay any Base Rent or Additional Rent when due and such failure is not cured within ten (10) days after Landlord notifies Tenant in writing that such payment was not made when due; or

               (ii) fails to perform any other term, covenant, or condition of this Lease and Tenant fails to cure such default within thirty (30) days after delivery of written notice from Landlord specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion, where such default could not reasonably be cured within said thirty (30) day period; or

               (iii) Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business, and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier, or

               (iv) A court shall have made or entered any decree or order with respect to Tenant, or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which: (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof, or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of sixty
(60)  or  more  days.

          B.     Landlord's Remedies:  In  the  event  of any default by Tenant,
                 -------------------
Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

               (i)     Maintenance of Lease:  Landlord  may,  at  Landlord's
                       --------------------
election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action,
(i) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease, and (iv) the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 as in effect on the Effective Date of this Lease.

               (ii) Termination: Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this
Lease: (a) appointment of a receiver in order to protect Landlord's interest hereunder; (b) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (c) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on Effective bate of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the Agreed Interest Rate shall be used where permitted. Such damages shall include without limitation:

          (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

          (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, in the ordinary course of things would be likely to result therefrom.

          C     Landlord's  Default and Tenant's Remedies: In the event Landlord
                -----------------------------------------
fails to perform any of its obligations under this Lease and fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty
(30)  day  period,  Tenant  shall  have  the  following  remedies:

               (i) Tenant may proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform except to the extent provided to the contrary in paragraph 8.D.

               (ii) Tenant may cure any default of Landlord at Landlord's cost. If Tenant at any time by reason of Landlord's default reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be immediately due from Landlord to Tenant at the time the sum is paid, and shall bear interest at the Agreed Interest Rate from the date the sum is paid by Tenant until Tenant is reimbursed by Landlord. Any such amount shall be payable by Landlord to Tenant within ten (10) days following Tenant's written demand for payment and, if not so paid, may be offset against the next installments of Base Monthly Rent and Additional Rent payable by Tenant to Landlord under the Lease.

          D.     No  Waiver:  One  party's  consent to or approval of any act by
                 ----------
the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

     21.     OPTION TO LEASE AND RIGHT OF FIRST OFFER TO LEASE THE 3460 HILLVIEW
             -------------------------------------------------------------------
BUILDING:
--------

          A.     Existing Lease:  The 3460 Hillview Building is currently leased
                 --------------
to Knight-Ridder Information Services (formerly Dialog Information Services) pursuant to that certain lease, dated March 5, 1979 (the "Existing 3460 Hillview Building Lease"), [a complete and accurate copy of has been delivered to Tenant]. Landlord shall notify Tenant in writing of any termination of the Existing Building 3460 Lease prior to its stated expiration date of October 14, 1999 or of receipt of any notice from the tenant thereunder exercising the right of termination described therein within fifteen (15) days following the date Landlord is made aware of the termination or the circumstances giving rise to such early termination.

          B.     Option  to  Lease:
                 -----------------

               (i)     Grant  of  Option:  Tenant shall have the option to lease
                       -----------------
all of the 3460 Hillview Building or, at Tenant's election the approximately 25,948 square foot portion of the 3460 Hillview Building consisting of the entire second floor and that portion of the first floor consisting of the area which includes the loading dock, elevator and extends to the existing entry to building (the "Option Space"). If Tenant leases less than the entire 3460 Hillview Building, then the existing entry lobby shall be common area. The 3460 Hillview Building premises shall be measured in a manner which is consistent with the measurement methodology employed to measure the Building as a 43,472 square foot facility.

               (ii)     Terms  of  Lease  for  Option  Space:  The  terms  and
                        ------------------------------------
conditions of the lease for the Option space shall be identical to the terms and conditions of this Lease (including the Improvement Agreement hereto), except that:

                    (a)     Terns  of  Lease:  The length of the initial term of
                            ----------------
the lease for the Option Space shall be seven (7) years commencing upon the "Completion" of the Initial Improvements for the Option Space (as defined in a manner consistent with the improvement Agreement), and Tenant will have two options to extend the term of the lease for the Option Space, each for a period of five (5) years. Notwithstanding the foregoing, the parties agree that if the scheduled date for expiration of the initial term of the lease for the Option Space and the then scheduled expiration date of this Lease (ignoring for this purpose any unexpired options to extend the term of this Lease) at the time the lease for the Option Space is signed will occur within twelve months of each other, then, in such event, Tenant shall elect to lengthen either the then existing term of this Lease or the term of the Option Space so that said dates do not occur within a twelve month period.

                    (b)     Base  Monthly Rent:  No "Additional Base Rent" shall
                            ------------------
be payable for the Option Space and the Base Monthly Rent for the Option Space shall be equal to the "fair market rental value" of the Option Space determined in the manner described in subparagraph 3.B above, except that:

                         (1)     Commissions,  if  any,  payable with respect to
Tenant's exercise of the option and the size of the "Allowance" for the remodeling and refurbishment of the Option Space shall be taken into account in determining "fair market rental value"; and

                         (2)     Tenant shall deliver to Landlord written notice
of Tenant's Rent Determination for the Option Space concurrently with delivery to Landlord of Tenant's notice exercising the expansion right herein granted.

                    (c)     Construction  of  Initial Improvements to the Option
                            ----------------------------------------------------
Space  and  the  Amount  of  the  Allowance:  Landlord  shall construct "Initial
 ------------------------------------------
Improvements" in the Option Space in accordance with the terms of the Improvement Agreement and shall provide an "Allowance" for the "Construction Cost" of such improvements (as said terms are defined in the Improvement Agreement) in the amount designated by Tenant in its exercise notice, which amount shall not exceed (x) Twenty Five Dollars ($25:00) per RSF of the Option Space, if the Option Space has not been completely remodeled (in a manner substantially consistent with the remodeling of the Premises subject to this Lease in accordance with the Improvement Agreement) between the Effective Dates and the date of the Tenant's exercise, or (y) Eight Dollars ($8.00) per RSF of the Option Space, if the Option been so remodeled (in a manner substantially consistent with the remodeling of the Premises subject to this Lease in accordance with the Improvement Agreement). The total amount of the Allowance designated by Tenant shall be factored into the determination of the "fair market rental value" (and thereby the "Base Monthly Rent") for the Option Space.

                    (d)     Tenant's Duty to Contribute to Allowance:  If Tenant
                            ----------------------------------------
designates an amount in excess of Eight Dollars ($8.00) per RSF of the Option Space as an Allowance, then at the election of Landlord, Landlord may require Tenant to fund up to one-half (1/2) of the Allowance designated by Tenant, in return for a credit to Tenant against the Base Monthly Rent that would otherwise be payable for the Option Space. Such rental credit shall be equal to the amount derived by multiplying $0.0166 per month by each $1.00 of the Allowance funded by the Tenant. Because of the aforesaid rent credit, Landlord's election to require Tenant to fund a portion of the Allowance shall not reduce the "fair market rental value" of the Option Space upon which the Base Monthly Rent will be based.

                    (e)     Condition  of  Option  Space:  At  its sole cost and
                            ----------------------------
without reduction in the Allowance, Landlord shall deliver the Option Space to Tenant in compliance with all Laws (including without limitation the ADA) applicable to the Option Space on the date Tenant exercises its option to lease (and without regard to new legal requirements that become applicable to Space merely because of the construction of Initial Improvements therein), with a water-tight roof, and with all building operating systems in good operating condition. To the extent the same or similar work to that described on Exhibit D is required with respect to the Option Space, at its sole expense Landlord shall also complete all such work prior to delivery of possession of the Premises to Tenant. If and to the extent that Landlord is required to and does make repairs and/or performs work in, on and about the 3460 Hillview Building at its sole cost pursuant to this subparagraph, then the resulting improved condition of the Option Space shall be taken into consideration in the determination of fair market value rental for the Option Space.

               (iii)     Exercise  of  Option:  Tenant may exercise is option to
                         --------------------
lease the Option Space by delivering a written exercise notice to Landlord at any time prior to January 1, 1999, unless the Existing 3460 Hillview Building Lease terminates prior to said date, in which case, Tenant shall have until the thirtieth (30th) day following delivery to Tenant of Landlord's notice of the earlier expiration of the Existing 3460 Hillview Building Lease in which to exercise the option to lease herein granted. If Tenant indicates in writing its election to its option to lease the Option Space, then Landlord shall lease to Tenant and Tenant shall lease from Landlord, the Option Space on the foregoing terms and the other terms of this Lease not inconsistent therewith; and within ten (10) days after such exercise by Tenant, Landlord and Tenant will execute a lease agreement for the Option Space memorializing said lease; provided however that the Landlord's failure or refusal to execute the lease agreement shall not in any manner adversely affect the validity of the Tenant's lease of the Option Space.

               (iv)     Tenant's Failure to Exercise Option:  If Tenant does not
                        -----------------------------------
exercise its option to lease the Option Space within the allowed time period then this Option shall terminate. Landlord shall thereafter have the right to lease the Option Space to a third party on such terms as the

Landlord shall find acceptable at anytime within the one-year period following expiration of the option period, free of any rights by Tenant, under either this subparagraph 21.B or subparagraph 21.C, below. However, if Landlord proposes to lease the Option Space other than within said one-year period, then subparagraph 21.C shall be applicable in accordance with its terms.

          C.     Tenant's  Right  of  First  Offer  to  Lease:
                 --------------------------------------------

               (i)     Grant of First Right to Lease:  Landlord hereby grants to
                       -----------------------------
Tenant a right of first offer to Lease the 3460 Hillview Building, or such portion(s) thereof as Landlord shall desire to lease or to grant any other occupancy right in a third party. If Landlord determines on any occasion to lease or grant any occupancy right in the 3460 Hillview Building, or any portion thereof (the "Offered Space"), then Landlord shall first deliver Tenant a written notice ("Landlord's Notice") of such intent and specifying: (a) the RSF of the Offered Space and the (b) the initial "Base Monthly Rent" for the Offered Space and any adjustment to the Base Monthly Rent during the lease term. The other terms and conditions of this lease shall be the terms and conditions of a lease for the Offered Space, except that:

                    (a)     Term  of  Lease:  The  length of the initial term of
                            ---------------
the lease for the Space shall be seven (7) years commencing upon the "Completion" of the Initial Improvements for the Offered Space (as defined in a manner consistent with the Improvement Agreement), and Tenant will have two options to extend the term of the lease for the Space, each for a period of five
(5) years. Notwithstanding the foregoing, the parties agree that if the scheduled date for expiration of the initial term of the lease for the Offered Space and the then scheduled expiration date of this Lease (ignoring for this purpose only any unexpired options to extend the term of this Lease) at the time the lease for the Offered Space is signed will occur within twelve months of each other, then, in such event, Tenant shall elect to lengthen either the then existing term of this Lease or the term of the lease for the Offered Space so that said dates do not occur within a twelve month period.

                    (b)     Base  Rent:  No  "Additional  Base  Rent"  shall  be
                            ----------
payable  for  the  Offered  Space.

                    (c)     Construction  of Initial Improvements to the Offered
                            ----------------------------------------------------
Space  and  the  Amount  of  the  Allowance:  Landlord  shall construct "Initial
-------------------------------------------
Improvements" in the Offered Space in accordance with the terms of the Improvement Agreement and shall provide an "Allowance" for the "Construction Cost" of such improvements (as said terms are defined in the Improvement Agreement) in the amount designated by Tenant in its exercise notice, which amount shall not exceed (x) Twenty Five Dollars ($25.00) per RSF of the Offered Space, if the Offered Space has not been completely remodeled (in a manner substantially consistent with the remodeling of the Premises subject to this Lease in accordance with the Improvement Agreement) between the Effective Date and the date of Tenant's exercise, or (y) Eight Dollars ($8.00) per RSF of the Offered Space, if the Offered Space has been so remodeled (in a manner substantially consistent with the remodeling, of the Premises subject to this Lease in accordance with the Improvement Agreement). The total amount of the Allowance designated by Tenant shall be factored into the determination of the "fair market rental value" (and thereby the "Base Monthly Rent") for the Offered Space.

                    (d)     Tenant's Duty to Contribute to Allowance:  If Tenant
                            ----------------------------------------
designates an amount in excess of Eight Dollars ($8.00) per RSF of the Offered Space as an

Allowance, then at the election of Landlord, Landlord may require Tenant to fund up to one-half (1/2) of the Allowance so designated by Tenant, in return for a credit against the Base Monthly Rent that would otherwise be payable for the Offered Space. Such rental credit shall be equal to the amount derived by multiplying $0.0166 per month by each $1.00 of the Allowance funded by the Tenant. Because of the aforesaid rent credit, Landlord's election to require Tenant to fund a portion of the Allowance shall not reduce the "fair market rental value" of the Offered Space upon which the Base Monthly Rent may be based.

                    (e)     Condition  of  Offered  Space:  At its sole cost and
                            -----------------------------
without reduction in the Allowance, Landlord shall deliver the Offered Space to Tenant in compliance with all Laws (including without limitation the ADA) applicable to the Space on the date Tenant exercises its option of lease (and without regard to new legal requirements that become applicable to the Offered Space merely because of the construction of Initial Improvements therein), with a water-tight roof, and with all operating systems in good operating condition. To the extent the same or similar work to that described on Exhibit D is required with respect to the Offered Space, at its sole expense Landlord shall also complete all such work prior to delivery of possession of the Premises to Tenant. If and to the extent that Landlord is required to and does make repairs and/or performs work in, on and about the Offered Space, at its sole cost pursuant to this subparagraph, then the resulting condition of the Offered Space shall be taken into consideration in any determination of fair market value rental for the Offered Space.

               (ii)     Tenant's  Exercise  of  Right & Determination Of Initial
                        --------------------------------------------------------
Base Monthly Rent:  Within twenty (20) days following delivery of the Landlord's
-----------------
Notice to Tenant, Tenant shall notify the Landlord that it will (a) lease the Offered Space at the Base Monthly Rent specified in the Landlord's Notice, (b) lease the Offered Space at a Base Monthly Rent which differs from the amount specified in the Landlord's Notice by providing to Landlord written notice of Tenant's Rent Determination (as defined in paragraph 3), or (c) not lease the Offered Space.

     If Tenant indicates its agreement to lease the Offered Space on the terms stated in Landlord's notice, then Landlord shall lease to Tenant and Tenant shall lease from Landlord the Offered Space at the Base Monthly Rent (and with any adjustments thereto) stated in Landlord's Notice and on the other terms and conditions specified in this paragraph.

     If Tenant indicates its agreement to lease the Offered Space at a different Base Monthly Rent, then the parties shall exclusively negotiate for a period of fourteen (14) days following delivery of Tenant's exercise notice to Landlord to reach agreement on said Base Monthly Rent and all adjustments thereto. If the parties cannot agree upon the initial Base Monthly Rent during such period, then Tenant's shall be deemed to have waived its right of first offer under this subparagraph 21.C unless it notifies Landlord in writing that it accepts the Base Monthly Rent and the adjustments thereto specified in the Landlord's Notice within two (2) business days following the expiration of said 14-day negotiation period.

     Notwithstanding anything to the contrary above, if the Landlord's Notice is delivered to Tenant prior to January 1, 1999, then, in addition to the rights of Tenant to accept the Base Monthly Rent specified in the Landlord's Notice (if the parties are not able to agree between themselves as to the initial Base Monthly Rent for the Offered Space within the negotiation period), the Tenant shall have the right to require that the Base Monthly Rent for the Offered Space be equal to the "fair market rental value" for the Offered Space as determined by an appraisal conducted in accordance with the procedures outlined in subparagraph 3.B above. In this regard:

                    (a) Tenant shall notify Landlord of its election to require any appraisal within two (2) business days following expiration of the 14-day negotiation period. If Tenant fails to so notify Landlord of its election within the permitted time period, then Tenant's right to require an appraisal shall be deemed waived.

                    (b) The appraiser(s) shall be instructed to take into account any commission payable with respect to the lease of the Offered Space to Tenant, the other terms of the lease of the Offered Space to Tenant, and in this subparagraph 21.C, in determining fair market rental value of the Offered Space.

On or before the tenth (10th) day following the determination of the "Base Monthly Rent" in accordance with the foregoing, the parties shall prepare and execute a Lease for the Offered Space providing for the Base Monthly Rent (and any adjustments thereto) determined in accordance with this paragraph, the other matters described above, and all of the other terms and conditions of this Lease not inconsistent therewith

               (iii)     Tenant's Failure to Exercise Right to Lease:  If Tenant
                         -------------------------------------------
does not indicate in writing its election to lease the Offered Space within the allowed time period, or if having notified the Landlord that it elects to lease the Offered Space at a rental which differs from the rate specified in Landlord's Notice, Tenant (a) fails to reach agreement with Landlord upon the Base Monthly Rent (and any associated rental adjustments) for the Offered space and (b) does not either accept the Base Monthly Rent (and adjustments) specified in Landlord's Notice or properly demand an appraisal of such amounts within the time permitted above, then Landlord shall thereafter have the right to lease the Offered Space to a third party on such terms as the Landlord shall find acceptable at anytime within a one-year period following delivery of Landlord's original notice to the Tenant. If Landlord does not enter into a lease of the Offered Space with a third party within said one year period, then this provision shall again become operative and Landlord shall have the obligation to provide Tenant with another opportunity to lease the Offered Space in accordance with the terms of this Section 21.C, before leasing the space to others. In addition, this right of first offer shall become operative each time that a lease of the 3460 Hillview Building terminates. Tenant's failure to exercise its right of first to lease Offered Space on any particular occasion shall not be deemed a waiver of this right of first refusal on other occasion or with respect to any other portion of the 3460 Hillview Building.

          D.     Tenant's  Right  to Adjust the Term of This Lease:  At Tenant's
                 -------------------------------------------------
election, upon exercise of its option to lease Option Space pursuant to subparagraph 21.B or its right of first offer to lease any Offered Space pursuant to subparagraph 21.C, Tenant may also elect to lengthen the then existing Term of this Lease to a date which is one year longer shorter than the initial term of the lease for the Option or Offered Space; provided, however that in no event may the Tenant shorten the then existing Term of this Lease. Tenant's exercise of such right shall be delivered to Landlord before the date the Tenant executes a lease agreement for the Offered or the Option Space, as the case may be. In no event shall Tenant's extension of the Term of this Lease affect any unexercised options to extend this Lease Term or the "Adjustment Dates" described in paragraph 2 above; rather, all unexercised options to extend this Lease shall become operative at the end of the Term of this Lease as extended pursuant to this subparagraph and the Base Monthly Rent far this Lease shall be determined in the manner described in Paragraph 2 throughout the Term of this Lease and any extensions thereof, without regard to the expiration date of the Lease Term or the commencement date of any extension period.

     22.     [Intentionally  deleted.]

     23.     CONDITIONS  PRECEDENT  TO  THIS  LEASE:
             --------------------------------------

          A.     To  Landlord's  Obligations:  Landlord  intends to present this
                 ---------------------------
signed, executed Lease and Tenant's financial statements to its lenders to verify the availability of sufficient financing to generate the Allowance set forth in the Improvement Agreement. Consequently, a condition precedent to Landlord's performance of this Lease shall be Landlord's satisfaction that sufficient financing will be available at market rates to finance said Allowance. If Landlord does not affirmatively waive this condition precedent to this Lease in a writing delivered to Tenant on or before August 31, 1995, then this Lease shall be deemed terminated and the deposits made by Tenant pursuant to paragraph 4 shall be returned to Tenant upon demand. In such event, Landlord shall execute any documents reasonably requested by Tenant to ensure return of said deposits. Notwithstanding this condition to Landlord's performance, Landlord shall use all reasonable efforts to obtain such financing and shall (i) commence and complete on or before September 5, 1995 demolition of the interior of the Building other than the "Early Entry Space"; (ii) proceed with the planning and permitting tasks for Landlord's Work outlined in the Improvement Agreement, and (iii) be solely responsible for, and indemnify and hold harmless Tenant with respect to, all costs and expenses of space planning and preparation working drawing, as well as, demolition and/or construction during said contingency period. In the event Landlord waives the subject condition precedent, then the costs and expenses so incurred by Landlord which would otherwise be included within the definition of "Construction Costs" pursuant to the Improvement Agreement shall become "Construction Costs" thereunder. Notwithstanding the foregoing, the parties acknowledge that the Landlord shall have no obligation to commence the demolition of the Premises until the Tenant has waived its right to withhold approval of the Final Plans, Cost Estimate and Scheduled Completion Date in its sole discretion. In this regard, the parties also acknowledge that Tenant shall be permitted to waive its right to act in its sole discretion without waiving its right to withhold its approval of the Final Plans, the Cost Estimate and the Scheduled Completion Date in its reasonable discretion.

          B.     To  Tenant's  Obligations:  Tenant  desires  to  inspect  the
                 -------------------------
existing condition of the Premises and to estimate the cost that must be incurred to make the Premises acceptable to Tenant in its sole discretion and Tenant is unwilling to lease the Premises unless it obtains a recognition agreement from Landlord's lender. Consequently, conditions precedent to Tenant's performance of this Lease shall be: (i) Tenant's satisfaction in its sole discretion that the Premises can be rehabilitated to a condition acceptable to Tenant in its sole discretion for a cost not exceeding the Allowance, (ii) Tenant's determination in its reasonable judgment, based on the advice of HVAC and roof contractors that the remaining useful life of the roof and the components of the HVAC system is at least five (5) years after the Commencement Date, and (iii) a determination by Tenant in its reasonable discretion that it has or will receive within a reasonable time recognition and non-disturbance agreement from the Landlord's permanent and construction lenders, both in a form reasonably acceptable to the

Tenant. If Tenant does not affirmatively waive the condition precedent described in items (i) and (ii) of the preceding sentence in a writing delivered to Landlord on or before August 31, 1995, or if Tenant does not affirmatively waive the condition precedent described in item (iii) of the preceding sentence in a writing delivered to Landlord on or before the tenth (10th) day following the waiver of the Landlord's financing condition, then this Lease shall be deemed terminated and the deposits made by Tenant pursuant to paragraph 4 shall be returned to Tenant upon demand. In such event, Landlord shall "execute any documents reasonably requested by Tenant to ensure return of said deposits.
Notwithstanding this condition to Tenant's performance, Tenant shall proceed with the planning tasks in the Improvement Agreement. In the event that Tenant waives the subject conditions precedent, then the costs and expenses so incurred by Tenant, which would otherwise be included within the definition of "Construction Costs" pursuant to the Improvement Agreement, shall become
"Construction  Costs"  thereunder.

     24.  MISCELLANEOUS  PROVISIONS:
          -------------------------

          A.     Surrender of the Premises:  Prior to the expiration date of the
                 -------------------------
Lease Term (or within sixty (60) days following any earlier termination of the Lease Term), Tenant shall remove all of the Tenant's Property (other than Alterations which Tenants elects to surrender and Landlord has agreed may remain in the Premises), repair all damage caused by the removal of such property, and vacate and surrender the Premises to Landlord in the condition received on the Commencement Date, reasonable wear and tear, condemnations, perils, Alterations which Landlord has agreed in writing may remain in the Premises, and Hazardous Materials not placed on or about the Premises by Tenant or its Agents excepted.

          B.     Holding  Over:  Subject to paragraph 24.A, Tenant may hold over
                 -------------
after the expiration of the Lease Term only with the written consent of Landlord. Any such holding over shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable.

          C.     Landlord's  Right  to  Enter:  Landlord or its Agents may enter
                 ----------------------------
the  Premises at any reasonable time for the purpose of (i) inspecting the same,
(ii) posting notices of nonresponsibility, (iii) supplying any service to be provided by Landlord to Tenant, (iv) performing Landlord's- obligation or performing Tenant's obligations when Tenant has failed to do so within thirty
(30) days after written notice from Landlord, and/or (vi) in case of an emergency. However, Landlord may not so enter the Premises until it has first given Tenant at least twenty-four (24) hours' prior written notice of its intention to do so (except in case of an emergency) and unless Landlord complies with all of Tenant's security regulations. If Tenant so elects, Landlord shall be accompanied by a representative Tenant during any such entry. Landlord shall not have the right to open or inspect confidential files or safes, and Landlord shall not disclose to others any confidential information regarding Tenant's business learned by Landlord during any such entry into the Premises.

          D.     Estoppel  Certificates:  Each  party  agrees,  following  any
                 ----------------------
request by the other; to promptly execute and deliver an estoppel certificate upon which the requesting party and any others it designates may rely (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of the other party hereunder, or if there are stating their nature, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party.

          E.     Reimbursable  Expenditures:  Any  expenditure  by  a  party
                 --------------------------
permitted or required under this Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the actual cost to the demanding party of the goods and/or services giving rise to such expenditure, which cost shall not exceed the fair market value of such goods and/or services; shall be reasonably incurred; and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

          F.     Notices:  Any  notice required or desired to be given regarding
                 -------
this Lease shall be in writing and may be personally served, or in lieu of personal service may be given by overnight mail. If given by overnight mail, such notice shall be deemed to have been given (i) on the business day after mailing if such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served at its address set forth below its signature, and (ii) in all other cases when actually received. Either party may change its address by giving fifteen (15) days prior written notice of its new address in accordance with this paragraph.

          G.     Authority:  Each  individual  executing this Lease on behalf of
                 ---------
an entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity and that this Lease is binding upon said entity in accordance with its terms without the necessity of any signature which is not set forth below.

          H.     Brokerage  Commissions:  Each  party warrants to the other that
                 ----------------------
it has not had any dealings with any real estate brokers or salesmen or incurred any obligations for the payment of real estate brokerage commissions or finders' fees would be earned or due and payable by reason of the execution of this Lease, other than Cornish & Carey Commercial. Landlord shall pay any commission owing to Cornish & Carey Commercial pursuant to separate agreement between Landlord and said broker.

          I.     Memorandum  of Lease:  In connection with the execution of this
                 --------------------
Lease, Landlord and Tenant shall execute in recordable form, a "Memorandum of Lease" referencing the Lease and setting forth the true and legal description and assessor's parcel number of the Property and the 3460 Hillview Building in a form reasonably acceptable to Tenant in the Official Records of Santa Clara County, California. The Memorandum of Lease shall recite that the Lease contains an option and a right of first offer to expand into the 3460 Hillview Building. Upon request, Tenant shall deliver to Landlord's legal counsel in trust, a quit claim deed to be recorded by such counsel only upon the termination of this Lease.

          J.     Successors  and  Assigns:  This  Lease  shall,  subject  to the
                 ------------------------
provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. Landlord shall not become or be deemed a partner or a joint venturer of Tenant by reason of this Lease.

          K     Consents:  Whenever  one party's consent or approval is required
                --------
to be given as a condition to the other party's right to take any action pursuant to this Lease and no standard for the giving or withholding of such consent is specified in this Lease, then such consent or approval shall not be unreasonably withheld or delayed.

          L.     Interpretation:  The Lease and the documents referred to herein
                 --------------
constitute the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto. Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any executed copy of this Lease shall be deemed an original for all purposes. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall," "will," and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor.

          M.     Attorneys'  Fees:  In  the  event of any legal action for or on
                 ----------------
account of any breach of or to enforce or interpret any of the covenants, terms or conditions of this Lease, the prevailing party shall be entitled to recover from the other party as part of prevailing party's costs, reasonable attorney's fees, the amount of which shall be fixed by the Court and shall be made a part of any judgment rendered.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date herein first above set forth.

     ALTA  CALIFORNIA  ASSOCIATES,  an  unincorporated  association

     By:  Louis  J.  Trescony
     -------------------------

     By:  Julian  M.  Trescony
     -------------------------

          General Partner of the Trescony Family Limited Partnership

     Address For Notice:  ALTA CALIFORNIA ASSOCIATES
                          --------------------------

     975 West Alisal. Suite D, Salinas, California 93901-1148
     --------------------------------------------------------



     OPTIVISION, INC.,  a California  corporation

     By: James S. Tyler
     ------------------------------------
     Address  For  Notice: